UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2008

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-9165	38-1239739
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan		49002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Stryker Corporation (the Company) issued a press release on April 17, 2008 announcing its first quarter 2008 operating results.  A copy of this press release is attached hereto as Exhibit 99.1.

In its press release, the Company made references to the following financial measures:  "constant currency" and "adjusted diluted net earnings per share from continuing operations."  These financial measures are an alternative representation of the Company's past and potential future operational performance and do not replace the presentation of the Company's reported financial results under generally accepted accounting principles (GAAP). The Company has provided these supplemental non-GAAP financial measures because they provide meaningful information regarding the Company's results on a consistent and comparable basis for the periods presented.  Management uses these non-GAAP financial measures for reviewing the operating results of its business segments, for analyzing potential future business trends in connection with its budget process and bases certain annual bonus plans on these non-GAAP financial measures.  In order to measure the Company's sales performance on a constant currency basis, it is necessary to remove the impact of changes in foreign currency exchange rates which affects the comparability and trend of sales.  Constant currency results are calculated by translating current year results at prior year average foreign currency exchange rates.  In order to measure the Company's earnings performance on a consistent and comparable basis, the Company excludes the intangible asset impairment charge recorded in 2007 which affects the comparability of operating results and the trend of earnings.  In addition, the Company believes investors will utilize this information to evaluate period-to-period results on a comparable basis and to better understand potential future operating results.  The Company encourages investors and other users of these financial statements to review its consolidated financial statements and other publicly filed reports in their entirety and not to rely solely on any single financial measure.  The reconciliation of reported diluted net earnings per share from continuing operations to adjusted diluted net earnings per share from continuing operations before the intangible asset impairment for the year ended December 31, 2007 is as follows:

Reported diluted net earnings per share of common stock from continuing operations	$2.37
Intangible asset impairment	$.03
Adjusted diluted net earnings per share of common stock from continuing operations	$2.40
Weighted-average diluted shares outstanding (in millions)	417.2

The weighted-average diluted shares outstanding used in the calculation of this non-GAAP financial measure are the same as the weighted-average diluted shares outstanding used in the calculation of the reported per share amount.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 Press release dated April 17, 2008

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION

(Registrant)

April 17, 2008                                                              /s/ DEAN H. BERGY

Date                                                                             Dean H. Bergy

Vice President and Chief Financial Officer

                                                                                    (Principal Financial Officer)

EXHIBIT INDEX

99.1	Press release dated April 17, 2008